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                            VAN KAMPEN COMSTOCK FUND
                    SUPPLEMENT DATED OCTOBER 10, 2002 TO THE
          STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 10, 2002

     The Statement of Additional Information is hereby supplemented as follows:

     The section of the Statement of Additional Information entitled "DISTRIBUTION AND SERVICE" is hereby supplemented by adding the following after the footnote to the "CLASS A SHARES SALES CHARGE TABLE":

     Class A Shares of the Fund may be purchased at net asset value without a sales charge for certain unit investment trusts sponsored by the Distributor or its affiliates.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                               COM SPT SAI 10/02